T.O. RICHARDSON TRUST

SECTOR ROTATION FUND

FOCUSED TREND FUND

Annual Report
October 31, 2000

T.O. Richardson
COMPANY

T.O. Richardson Trust

November 30, 2000

Dear Fellow Shareholder:

  The T.O. Richardson Sector Rotation Fund fiscal year ended October 31, 2000 with a one-year return of 41.72% compared with the S&P 500 Stock Index return of 6.09%.

  The stock market, and particularly the technology heavy NASDAQ composite, fueled most of the gains for the first third of our fiscal year. Beginning in April, technology stocks began giving up their abnormally high price earnings ratios as investors awakened to the reality that hyperbolic price increases cannot continue forever. The NASDAQ composite peaked at 5039.35 on March 10th but fell to 3369.63 by October 31st. The broader market, represented by the S&P 500, did not gain nearly as much in 1999 and early 2000 and, consequently, did not lose as much during the past seven months.

  The number of positive sectors narrowed and leading sectors became more difficult to find. Insurance, Healthcare and Software were among the very few market leaders in which our funds were invested at fiscal year end. The Sector Rotation Fund was also partially or totally in cash equivalents during periods of high market volatility.

  We were very pleased to introduce our new T.O. Richardson Focused Trend Fund, which commenced operations on October 3rd. The new fund does not have a track record yet, but its investment objective is to invest in the best 20-30 stocks in the strongest market index. As of October 31st, the Fund's emphasis was on the mid-cap S&P 400 Stock Index, with its top two holdings in Forest Laboratories (2.4%), Everest Re Group (2.4%) and about 40% in cash equivalents.

  The U.S. stock market continues through a period of volatility due to the uncertainty of the presidential election and a deceleration in economic and corporate earnings growth. The objective of both our funds is to provide reduced volatility and greater safety during periods of market uncertainty while seeking above average performance over the long term. In our opinion, the market's reaction to current conditions is overblown and will lead to opportunities for increased gains in the future.

  Thank you for your confidence in T.O. Richardson Funds.

   Sincerely,

   /s/ Samuel Bailey, Jr.

   Samuel Bailey, Jr.
   President

T.O. Richardson Sector Rotation Fund

        Date        Sector Rotation Fund     S&P 500 Stock Index
        ----        --------------------     -------------------
     12/31/98*<F1>         10,000                   10,000
      1/31/99              11,210                   10,418
      4/30/99              11,261                   10,905
      7/31/99              11,650                   10,887
     10/31/99              12,130                   11,203
      1/31/00              16,237                   11,495
      4/30/00              17,715                   12,008
      7/31/00              16,537                   11,863
     10/31/00              17,190                   11,884

*<F1>  inception date

This chart assumes an initial investment of $10,000, made on 12/31/98 (inception). Performance reflects fee waivers and does not reflect a non-recurring early withdrawal fee of 1%. In the absence of fee waivers and the
addition of the non-recurring fee, the total return would be reduced.   Returns
shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Unlike the S&P 500, the fund is focused on a few stocks in a small number of sectors and investors are exposed to the risk that a specific sector will fall rapidly in value. The S&P Stock Index is an unmanaged stock index with no fees, therefore, there are differences in performance, risk and expenses between the fund and the index.

                               RATE OF RETURN(%)
                     FOR THE PERIOD ENDED OCTOBER 31, 2000

                                                  YEAR           ANNUALIZED
                                                  ENDED       SINCE INCEPTION
                                                10/31/00          12/31/98
                                             ---------------  ---------------

     T.O. Richardson Sector Rotation Fund        41.72%            34.27%

     Standard & Poor's 500 Stock Index            6.09%             9.84%

T.O. Richardson Focused Trend Fund

        Date          Focused Trend Fund     S&P 500 Stock Index
        ----          ------------------     -------------------
       10/3/00*<F2>         10,000                  10,000
      10/31/00              10,130                   9,960

*<F2>  inception date

This chart assumes an initial investment of $10,000, made on 10/3/00 (inception). Performance reflects fee waivers and does not reflect a non-recurring early withdrawal fee of 1%. In the absence of fee waivers and the
addition of the non-recurring fee, the total return would be reduced.   Returns
shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Unlike the S&P 500, the fund is focused on a few stocks in one or two indexes and investors are exposed to the risk that a fund comprised of 20-30 stocks may have higher risks than an index of 500 stocks. The S&P Stock Index is an unmanaged stock index with no fees, therefore, there are differences in performance, risk and expenses between the fund and the index.

                               RATE OF RETURN(%)
                     FOR THE PERIOD ENDED OCTOBER 31, 2000

                                                            CUMULATIVE
                                                         SINCE INCEPTION
                                                             10/03/00
                                                         ---------------

     T.O. Richardson Focused Trend Fund                       1.30%

     Standard & Poor's 500 Stock Index                       (0.40)%

T.O. RICHARDSON SECTOR ROTATION FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                              VALUE
  ------                                                              -----
               COMMON STOCKS - 48.9%

               ELECTRONIC COMPONENTS - 2.0%
     16,600    Applied Micro Circuits Corporation *<F3>            $ 1,268,863
                                                                   -----------

               HEALTH MAINTENANCE ORGANIZATIONS - 5.3%
     14,000    Trigon Healthcare, Inc. *<F3>                         1,003,625
      9,900    UnitedHealth Group Incorporated                       1,082,812
     10,600    Wellpoint Health Networks Inc. *<F3>                  1,239,538
                                                                   -----------
                                                                     3,325,975
                                                                   -----------

               HEALTHCARE - 4.8%
      7,500    Laboratory Corporation of America Holdings *<F3>      1,011,562
     20,800    Quest Diagnostics Incorporated *<F3>                  2,002,000
                                                                   -----------
                                                                     3,013,562
                                                                   -----------

               HOSPITALS - 6.6%
     48,300    Health Management Associates, Inc. - Class A *<F3>      956,944
     56,600    Tenet Healthcare Corporation *<F3>                    2,225,087
     11,600    Universal Health Services, Inc. - Class B *<F3>         972,950
                                                                   -----------
                                                                     4,154,981
                                                                   -----------

               INSURANCE - 16.9%
     41,200    ACE Limited                                           1,617,100
     22,300    AFLAC INCORPORATED                                    1,629,294
     43,400    The Allstate Corporation                              1,746,850
     15,000    American International Group, Inc.                    1,470,000
     21,200    The Hartford Financial Services Group, Inc.           1,578,075
     11,100    Marsh & McLennan Companies, Inc.                      1,451,325
     10,700    PartnerRe Ltd.                                          583,150
      7,400    The PMI Group, Inc.                                     546,675
                                                                   -----------
                                                                    10,622,469
                                                                   -----------

               OIL & GAS - 9.9%
     15,200    Anadarko Petroleum Corporation                          973,560
     29,300    Apache Corporation                                    1,620,656
     16,600    Devon Energy Corporation                                836,640
     16,000    El Paso Energy Corporation                            1,003,000
     44,400    EOG Resources, Inc.                                   1,748,250
                                                                   -----------
                                                                     6,182,106
                                                                   -----------

               PHARMACEUTICAL - 3.4%
     22,400    Cardinal Health, Inc.                                 2,122,400
                                                                   -----------

               TOTAL COMMON STOCKS
               (Cost $27,139,223)                                   30,690,356
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM INVESTMENTS - 51.4%

               U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.9%
               Fannie Mae
$13,806,000      6.22%, 11/02/2000                                  13,803,615
               Federal Home Loan Bank
 11,299,000      6.23%, 11/03/2000                                  11,295,089
                                                                   -----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS             25,098,704
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F4> - 11.5%
  1,798,426    American Family Financial Services Inc., 6.2151%      1,798,426
  2,324,101    Firstar Bank, 6.3700%                                 2,324,101
  2,245,579    Sara Lee Corporation, 6.2200%                         2,245,579
    544,084    Wisconsin Corporate Central Credit Union, 6.2900%       544,084
    286,473    Wisconsin Electric Power Company, 6.2150%               286,473
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES                      7,198,663
                                                                   -----------
               TOTAL SHORT TERM INVESTMENTS
               (Cost $32,297,367)                                   32,297,367
                                                                   -----------
               TOTAL INVESTMENTS - 100.3%
               (Cost $59,436,590)                                   62,987,723

               LIABILITIES, LESS OTHER ASSETS - (0.3)%                (167,405)
                                                                   -----------

               TOTAL NET ASSETS - 100.0%                           $62,820,318
                                                                   -----------
                                                                   -----------

 *<F3>  Non-income producing security.
 #<F4> Variable rate demand notes are considered short-term obligations and are payable on demand.
        Interest rates change periodically on specified dates. The rates listed are as of October 31, 2000.

                     See notes to the financial statements.

T.O. RICHARDSON FOCUSED TREND FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                              VALUE
  ------                                                              -----
               COMMON STOCKS - 59.9%

               BUILDING - 2.0%
     14,100    Lennar Corporation                                  $   452,962
                                                                   -----------

               BUSINESS SERVICES - 1.9%
     10,800    Concord EFS, Inc. *<F5>                                 446,175
                                                                   -----------

               COMPUTER GRAPHICS - 2.0%
      7,200    NVIDIA Corporation *<F5>                                447,412
                                                                   -----------

               COMPUTERS - 1.6%
      1,600    Brocade Communications Systems, Inc. *<F5>              363,800
                                                                   -----------

               ELECTRONIC COMPONENTS - 1.9%
      6,000    Tektronix, Inc. *<F5>                                   427,500
                                                                   -----------

               ENERGY - 4.5%
     12,500    PPL Corporation                                         514,844
     12,300    Reliant Energy, Inc.                                    508,144
                                                                   -----------
                                                                     1,022,988
                                                                   -----------

               GAMING - 1.7%
     10,900    International Game Technology *<F5>                     399,213
                                                                   -----------

               HEALTH MAINTENANCE ORGANIZATIONS - 4.4%
      7,000    Trigon Healthcare, Inc. *<F5>                           501,813
      4,400    Wellpoint Health Networks Inc. *<F5>                    514,525
                                                                   -----------
                                                                     1,016,338
                                                                   -----------

               HEALTHCARE - 1.3%
      3,200    Quest Diagnostics Incorporated *<F5>                    308,000
                                                                   -----------

               HOSPITALS - 3.9%
     12,600    Tenet Healthcare Corporation *<F5>                      495,338
      4,800    Universal Health Services, Inc. - Class B *<F5>         402,600
                                                                   -----------
                                                                       897,938
                                                                   -----------

               INSURANCE - 2.4%
      9,200    Everest Re Group, Ltd.                                  539,350
                                                                   -----------

               OIL & GAS - 4.6%
      8,300    Anadarko Petroleum Corporation                          531,615
     13,900    Noble Affiliates, Inc.                                  509,956
                                                                   -----------
                                                                     1,041,571
                                                                   -----------

               PHARMACEUTICAL - 15.7%
      4,900    Abgenix, Inc. *<F5>                                     386,487
      5,700    ALZA Corporation *<F5>                                  461,344
     12,000    AmeriSource Health Corporation - Class A *<F5>          521,250
      6,200    Celgene Corporation *<F5>                               399,125
      4,100    Forest Laboratories, Inc. *<F5>                         543,250
     11,000    ICN Pharmaceuticals, Inc.                               418,687
      9,600    IVAX Corporation *<F5>                                  417,600
      9,700    King Pharmaceuticals, Inc. *<F5>                        434,681
                                                                   -----------
                                                                     3,582,424
                                                                   -----------

               SCIENTIFIC INSTRUMENTS - 1.9%
      3,600    PerkinElmer, Inc.                                       430,200
                                                                   -----------

               SEMICONDUCTORS - 4.2%
     11,200    Cirrus Logic, Inc. *<F5>                                483,000
      8,400    TranSwitch Corporation *<F5>                            485,100
                                                                   -----------
                                                                       968,100
                                                                   -----------

               SOFTWARE - 5.9%
      2,500    Micromuse Inc. *<F5>                                    424,219
      9,600    PeopleSoft, Inc. *<F5>                                  418,950
      8,400    Rational Software Corporation *<F5>                     501,375
                                                                   -----------
                                                                     1,344,544
                                                                   -----------
               TOTAL COMMON STOCKS
               (Cost $13,477,310)                                   13,688,515
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM INVESTMENTS - 105.9%

               U.S. GOVERNMENT AGENCY OBLIGATIONS - 105.4%
               Fannie Mae
$22,084,000      6.22%, 11/02/2000                                  22,080,184
               Federal Home Loan Bank
  2,012,000      6.23%, 11/03/2000                                   2,011,304
                                                                   -----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS             24,091,488
                                                                   -----------

               VARIABLE RATE DEMAND NOTES#<F6> - 0.5%
    102,079    Firstar Bank, 6.3700%                                   102,079
        112    Sara Lee Corporation, 6.2200%                               112
      3,508    Wisconsin Corporate Central Credit Union, 6.2900%         3,508
                                                                   -----------
               TOTAL VARIABLE RATE DEMAND NOTES                        105,699
                                                                   -----------
               TOTAL SHORT TERM INVESTMENTS
               (Cost $24,197,187)                                   24,197,187
                                                                   -----------
               TOTAL INVESTMENTS - 165.8%
               (Cost $37,674,497)                                   37,885,702

               LIABILITIES, LESS OTHER ASSETS - (65.8)%            (15,031,160)
                                                                   -----------
               TOTAL NET ASSETS - 100.0%                           $22,854,542
                                                                   -----------
                                                                   -----------

 *<F5>  Non-income producing security.
 #<F6> Variable rate demand notes are considered short-term obligations and are payable on demand.
        Interest rates change periodically on specified dates. The rates listed are as of October 31, 2000.

                     See notes to the financial statements.

T.O. RICHARDSON TRUST

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                              T.O. RICHARDSON   T.O. RICHARDSON
                                              SECTOR ROTATION    FOCUSED TREND
                                                   FUND              FUND
                                              ---------------   ---------------
ASSETS:
  Investments, at value (cost $59,436,590 and
    $37,674,497, respectively)                  $62,987,723       $37,885,702
  Dividends and interest receivable                  44,066               152
  Capital shares sold                                75,000           235,926
  Other assets                                        8,765            15,130
                                                -----------       -----------
  Total Assets                                   63,115,554        38,136,910
                                                -----------       -----------

LIABILITIES:
  Payable to Advisor                                 78,389             4,995
  Capital shares redeemed                           173,423                --
  Payable for securities purchased                       --        11,237,397
  Payable to Custodian                                   --         4,019,277
  Accrued expenses and other liabilities             43,424            20,699
                                                -----------       -----------
  Total Liabilities                                 295,236        15,282,368
                                                -----------       -----------

  NET ASSETS                                    $62,820,318       $22,854,542
                                                -----------       -----------
                                                -----------       -----------

NET ASSETS CONSIST OF:
  Capital stock                                 $48,395,396       $22,572,549
  Accumulated undistributed net
    investment income                               301,322            70,788
  Accumulated undistributed net realized
    gain on investments sold                     10,572,467                --
  Net unrealized appreciation on investments      3,551,133           211,205
                                                -----------       -----------

  TOTAL NET ASSETS                              $62,820,318       $22,854,542
                                                -----------       -----------
                                                -----------       -----------

SHARES OUTSTANDING                                3,910,835         2,256,905
  (No par value, unlimited shares authorized)

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                    $     16.06       $     10.13
                                                -----------       -----------
                                                -----------       -----------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000

                                              T.O. RICHARDSON   T.O. RICHARDSON
                                              SECTOR ROTATION    FOCUSED TREND
                                                   FUND           FUND(1)<F7>
                                              ---------------   ---------------
INVESTMENT INCOME:
  Interest income                               $ 1,259,461          $ 98,037
  Other income                                        6,510                --
  Dividend income (net of foreign withholding
    taxes of $2,046, and $0, respectively)          128,863                --
                                                -----------          --------
  Total investment income                         1,394,834            98,037
                                                -----------          --------

EXPENSES:
  Investment advisory fee                           868,804            17,479
  Distribution expense                                   --             3,496
  Federal and state registration                     23,159             1,856
  Administration fee                                 38,170             3,016
  Shareholder servicing and accounting costs         59,544             5,800
  Professional fees                                  40,124             3,388
  Reports to shareholders                             8,157             1,566
  Custody fees                                       24,058               870
  Trustees' fees and expenses                        17,557             1,566
  Other                                              20,114               696
                                                -----------          --------

  Total operating expenses before expense
    reductions, expense reimbursements and
    Advisor expense waiver recovery               1,099,687            39,733
  Expense reductions (Note 6)                       (56,675)               --
  Expense reimbursement from Advisor                     --           (12,484)
  Advisor expense waiver recovery (Note 5)           30,701                --
                                                -----------          --------
  Net expenses                                    1,073,713            27,249
                                                -----------          --------
NET INVESTMENT INCOME                               321,121            70,788
                                                -----------          --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions   11,262,133                --
  Change in unrealized appreciation
    (depreciation) on investments                 2,685,319           211,205
                                                -----------          --------
  Net realized and unrealized
    gain on investments                          13,947,452           211,205
                                                -----------          --------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $14,268,573          $281,993
                                                -----------          --------
                                                -----------          --------

(1)<F7> For the period October 3, 2000 (Commencement of operations) to October 31, 2000.

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        T.O. RICHARDSON                         T.O. RICHARDSON
                                                                      SECTOR ROTATION FUND                     FOCUSED TREND FUND
                                                         -----------------------------------------------     ----------------------
                                                                                     FOR THE PERIOD              FOR THE PERIOD
                                                            YEAR ENDED          DECEMBER 31, 1998(1)<F8>     OCTOBER 3, 2000(1)<F8>
                                                         OCTOBER 31, 2000          TO OCTOBER 31, 1999        TO OCTOBER 31, 2000
                                                         ----------------       ------------------------     ----------------------

OPERATIONS:
   Net investment income                                   $   321,121                $    67,216                 $    70,788
   Net realized gain on
     investment transactions                                11,262,133                  2,814,367                          --
   Change in unrealized appreciation
     (depreciation) on investments                           2,685,319                    865,814                     211,205
                                                           -----------                -----------                 -----------
   Net increase in net assets
     resulting from operations                              14,268,573                  3,747,397                     281,993
                                                           -----------                -----------                 -----------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
   Net investment income                                       (67,367)                        --                          --
   Net realized gains                                       (2,814,629)                        --                          --
                                                           -----------                -----------                 -----------
   Total distributions                                      (2,881,996)                        --                          --
                                                           -----------                -----------                 -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                21,343,778                 33,607,204                  22,640,280
   Issued as reinvestment of dividends                       2,863,516                         --                          --
   Cost of shares redeemed                                  (6,553,790)                (3,574,364)                    (67,731)
                                                           -----------                -----------                 -----------
   Net increase in net assets resulting
     from capital share transactions                        17,653,504                 30,032,840                  22,572,549
                                                           -----------                -----------                 -----------

TOTAL INCREASE IN NET ASSETS                                29,040,081                 33,780,237                  22,854,542

NET ASSETS:
   Beginning of period                                      33,780,237                         --                          --
                                                           -----------                -----------                 -----------
   End of period (including undistributed
     net investment income of $301,322,
     $67,216 and $70,788, respectively)                    $62,820,318                $33,780,237                 $22,854,542
                                                           -----------                -----------                 -----------
                                                           -----------                -----------                 -----------

(1)<F8>  Commencement of operations.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout the period.

                                                                        T.O. RICHARDSON                         T.O. RICHARDSON
                                                                      SECTOR ROTATION FUND                     FOCUSED TREND FUND
                                                         -----------------------------------------------    -----------------------
                                                                                     FOR THE PERIOD              FOR THE PERIOD
                                                            YEAR ENDED          DECEMBER 31, 1998(1)<F9>     OCTOBER 3, 2000(1)<F9>
                                                         OCTOBER 31, 2000          TO OCTOBER 31, 1999        TO OCTOBER 31, 2000
                                                         ----------------       ------------------------    -----------------------

PER SHARE DATA:

Net asset value, beginning of period                         $12.13                      $10.00                     $10.00
                                                             ------                      ------                     ------

Income from investment operations:
   Net investment income                                       0.08                        0.02                       0.03
   Net realized and unrealized
     gain on investments                                       4.82                        2.11                       0.10
                                                             ------                      ------                     ------
Total from investment operations                               4.90                        2.13                       0.13
                                                             ------                      ------                     ------

Less distributions:
   Dividends from net investment income                       (0.02)                         --                         --
   Distributions from net realized gains                      (0.95)                         --                         --
                                                             ------                      ------                     ------

Total distributions                                           (0.97)                         --                         --
                                                             ------                      ------                     ------
Net asset value, end of period                               $16.06                      $12.13                     $10.13
                                                             ------                      ------                     ------
                                                             ------                      ------                     ------

Total return                                                  41.72%                      21.30%(2)<F10>              1.30%(2)<F10>

Supplemental data and ratios:
   Net assets, end of period (000's)                        $62,820                     $33,780                    $22,855
   Ratio of net operating expenses
     to average net assets                                     1.86%(4)(6)                 1.95%(3)(5)                1.95%(3)(7)
                                                                  <F12><F14>                  <F11><F13>                 <F11><F15>
   Ratio of net investment income
     to average net assets                                     0.56%(4)                    0.36%(3)(5)                5.06%(3)(7)
                                                                    <F12>                     <F11><F13>                 <F11><F15>
   Portfolio turnover rate                                   863.94%                     946.15%(2)<F10>              0.00%(2)<F10>

(1)<F9>    Commencement of operations.
(2)<F10>   Not annualized.
(3)<F11>   Annualized.
(4)<F12>   Ratio includes Advisor expense waiver recovery of 0.05%.
(5)<F13> Without expense reimbursements of $105,174 for the period December 31, 1998 to October 31, 1999, the ratio of operating expenses and net investment income (loss) to average net assets would have been 2.51% and (0.20)% respectively.
(6)<F14> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended October 31, 2000 was 1.95%.
(7)<F15> Without expense reimbursements of $12,484 for the period October 3, 2000 to October 31, 2000 the ratio of operating expenses and net investment income to average net assets would have been 2.84% and 4.17%, respectively.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2000

1. ORGANIZATION

   The T.O. Richardson Sector Rotation Fund (the "Sector Fund") and the T.O. Richardson Focused Trend Fund (the "Focused Fund"), collectively known as the "Funds", are each a series of the T.O. Richardson Trust (the "Trust"), a voluntary business association organized on June 2, 1998 in the Commonwealth of Massachusetts, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end diversified management investment companies. The principal investment objective of the Funds is to seek capital appreciation with some protection against down markets. The Sector Fund and the Focused Fund commenced operations on December 31, 1998 and October 3, 2000, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  (a)  Investment Valuation

       Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which they are usually traded. Under other circumstances, securities are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by pricing services that use electronic data processing techniques to determine values. Under other circumstances, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Trustees. The Board of Trustees may approve the use of pricing services to assist the Fund in determining the Net Asset Value.

  (b)  Federal Income and Excise Taxes

       The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all Federal income and excise taxes.

  (c)  Distributions to Shareholders

       Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Sector Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

  (d)  Security Transactions and Investment Income

       Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discount for debt securities are amortized over the life of the security. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

  (e)  Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds were as follows:

T.O. RICHARDSON SECTOR ROTATION FUND

                                                       YEAR ENDED
                                                    OCTOBER 31, 2000
                                           ----------------------------------
                                                $                     SHARES
                                           -----------              ---------
   Shares sold                              $21,343,778             1,335,096
   Shares issued to
     holders in
     reinvestment
     of dividends                             2,863,516               206,603
   Shares redeemed                           (6,553,790)             (414,746)
                                            -----------             ---------
   Net increase                             $17,653,504             1,126,953
                                            -----------
                                            -----------

   Shares Outstanding:
     Beginning of period                                            2,783,882
                                                                    ---------
     End of period                                                  3,910,835
                                                                    ---------
                                                                    ---------

                                                 DECEMBER 31, 1998*<F16>
                                                 THROUGH OCTOBER 31, 1999
                                            ----------------------------------
                                                $                     SHARES
                                            -----------             ---------
   Shares sold                              $33,607,204             3,101,071
   Shares issued to
     holders in
     reinvestment
     of dividends                                    --                    --
   Shares redeemed                           (3,574,364)             (317,189)
                                            -----------             ---------
   Net increase                             $30,032,840             2,783,882
                                            -----------
                                            -----------

   Shares Outstanding:
     Beginning of period                                                   --
                                                                    ---------
     End of period                                                  2,783,882
                                                                    ---------
                                                                    ---------

T.O. RICHARDSON FOCUSED TREND FUND
                                                  OCTOBER 3, 2000*<F16>
                                                 THROUGH OCTOBER 31, 2000
                                            ---------------------------------
                                                $                     SHARES
                                            -----------             ---------
   Shares sold                              $22,640,280             2,263,671
   Shares issued to
     holders in
     reinvestment
     of dividends                                    --                    --
   Shares redeemed                              (67,731)               (6,766)
                                            -----------             ---------
   Net increase                             $22,572,549             2,256,905
                                            -----------
                                            -----------

   Shares Outstanding:
     Beginning of period                                                   --
                                                                    ---------
     End of period                                                  2,256,905
                                                                    ---------
                                                                    ---------

*<F16>  Commencement of operations.

4. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of securities, excluding short-term investments by the Funds for the periods ending October 31, 2000, were as follows:

                                T.O. RICHARDSON          T.O. RICHARDSON
                                SECTOR ROTATION           FOCUSED TREND
                                      FUND                     FUND
                                ---------------          ---------------
   Purchases                      $299,512,702             $13,477,310
   Sales                          $287,908,459                      --

   There were no purchases or sales of long-term U.S. government securities by the Funds.

   At October 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

T.O. RICHARDSON SECTOR ROTATION FUND
   Appreciation                                   $3,958,130
   Depreciation                                     (406,997)
                                                  ----------
   Net appreciation on investments                $3,551,133
                                                  ----------
                                                  ----------

T.O. RICHARDSON FOCUSED TREND FUND
   Appreciation                                   $  346,170
   Depreciation                                     (134,965)
                                                  ----------
   Net appreciation on investments                $  211,205
                                                  ----------
                                                  ----------

   At October 31, 2000, the cost of investments for federal income tax purposes for the Sector Fund and the Focused Fund were $59,436,590 and $37,674,497, respectively.

5. INVESTMENT ADVISORY AGREEMENT

   The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom certain Officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.50% and 1.25% of the Sector Fund's and Focus Fund's average daily net assets, respectively.

   The Advisor agreed to waive its investment advisory fee and/or reimburse the Funds' operating expenses (exclusive of brokerage, taxes and extraordinary expenses) to the extent necessary to ensure that the Funds' total operating expenses did not exceed 1.95% of their average daily net assets. The Advisor may recover from the Funds the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the fiscal period ending October 31, 2000, the Advisor recovered $30,701 from the Sector Fund, and waived investment advisory fees totaling $12,484 for the Focused Fund.

6. EXPENSE REDUCTIONS

   The Advisor had directed certain of the Sector Fund's portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain service provider fees. Shareholders benefit under this arrangement as the net expenses of the Sector Fund do not include such service provider fees. For the period ended October 31, 2000, the Sector Fund's expenses were reduced $56,675 by utilizing directed brokerage credits resulting in an expense ratio of 1.86% being charged to shareholders. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the service provider fees in the Statements of Operations.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Trustees of T.O. Richardson Trust and the Shareholders of T.O. Richardson Sector Rotation Fund and T.O. Richardson Focused Trend Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of T.O. Richardson Trust (a Massachusetts voluntary business association comprised of the T.O. Richardson Sector Rotation Fund and T.O. Richardson Focused Trend Fund), as of October 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T.O. Richardson Sector Rotation Fund and T.O. Richardson Focused Trend Fund of the T.O. Richardson Trust as of October 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                    ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
December 1, 2000

T.O. Richardson Company, Inc.
Two Bridgewater Road
Farmington, Connecticut 06032-2256
800.235.1022

For more information about the
T.O. Richardson Trust Mutual Funds
call 800.643.7477
www.torich.com

Shares distributed through
T.O. Richardson Securities, Inc.,
affiliate of the advisor,
T.O. Richardson Company, Inc.